SWP Growth & Income ETF (SWP) Summary Prospectus December 18, 2025 www.swp-invest.com
Before you invest, you may want to review the Fund’s (as defined below) prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated December 18, 2025 (as each may be amended or supplemented), are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.swp-invest.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

INVESTMENT OBJECTIVE
The SWP Growth & Income ETF (the “Fund”) seeks to provide long-term capital appreciation with a secondary emphasis on generating current income.
FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%
Distribution (12b-1) and/or Service Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.99%

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Year	10 Year
$101	$315	$547	$1,213

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period September 24, 2024 (commencement of operations) through August 31, 2025, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio. This portfolio turnover is inclusive of exercised options which includes the forced sale of the security covering the option.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) whose investment objective is to provide long-term capital appreciation with a secondary emphasis on generating current income. SWP Investment Management, LLC (“SWP” or the “Adviser”), the Fund’s investment adviser, seeks to achieve the Fund’s investment objective by investing at least 80% of its net assets in income-producing equity securities that are judged to have strong growth characteristics. The Adviser considers “income-producing equity securities” as equity securities that pay dividends, such as common stocks, preferred stocks, securities (including debt securities) that are convertible into common stocks, and ETFs and other investment companies. The Adviser characterizes “growth” companies as those that are expected to achieve higher than average profitability ratios such as operating profit margin or return on equity, and have characteristics to generate above average sustainable earnings and free cash-flow growth, while showing a history of paying a stable dividend. In identifying growth companies the Adviser will consider an industry peer group for the company owned or being actively analyzed for potential inclusion in the Fund’s portfolio and benchmark profitability ratios for the company versus the peer group average. Key ratios such as gross margin, earnings before interest, taxes, depreciation, and amortization (“EBITDA”) margin, operating margin, and net profit margin will be evaluated on a historical basis as well as projected into the future to determine if growth rates are achievable under various profitability assumptions. The Adviser will seek companies that have consistent profit margins and earnings growth for investment by the Fund.
The Fund’s portfolio will generally hold between 40-70 equity securities, with a maximum position size of 10% of the Fund’s assets at time of purchase. The Fund will invest primarily in securities issued by domestic companies. The Fund may purchase ETFs or other investment companies in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets (which may include emerging markets) or for other reasons consistent with its investment strategy. Shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may also purchase American Depository Receipts (“ADRs”) and other domestically traded securities of foreign companies. Up to 25% of the Fund’s net assets may be invested in ADRs. The Fund may also invest without limitation in foreign issuers, including ADRs and securities of foreign companies traded on U.S. exchanges. The Fund may also invest in real estate investment trusts (“REITs”).
The Fund may invest in securities of issuers of all capitalization sizes; however, under normal market conditions, it is expected that the Fund will invest a substantial percentage of its assets in large-capitalization issuers. Holdings are generally spread across a number of industries/sectors but may have a higher percentage in sectors that the Adviser believes have greater investment opportunities such as the information technology sector.

The Fund utilizes a covered call options strategy (selling a call option on a security the Fund owns) to seek investment income or to mitigate risk. A call option written (sold) by the Fund will give the holder (buyer) the right to buy an equity security at a predetermined strike price from the Fund. As the writer of the option contract, the Fund receives income on the premium paid by the buyer of the option. The Adviser may opportunistically write (sell) U.S. exchange-traded covered call options on certain of the equity securities held in the Fund’s portfolio in order to seek additional income (in the form of premiums on the options) and selectively repurchase such options prior to expiration when the stock price declines. When one of the underlying stocks demonstrates strength or an increase in implied volatility, the Adviser identifies that opportunity and tactically sells call option contracts. Income earned from the call premium can help offset losses on the underlying stock when the market declines.
The Adviser emphasizes an active style of investing, which attempts to add value through security selection, industry allocation, and the research process while monitoring risk. The Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success considering factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. The Fund may dispose of a security when, in the opinion of the portfolio managers, the security reaches the portfolio managers’ estimate of its value or when the portfolio managers identify a more attractive investment opportunity.
PRINCIPAL INVESTMENT RISKS
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:
•Equity Market Risk. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities. Common stocks are susceptible to general stock market fluctuations are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
•General Market Risk; Recent Market Events Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including elevated inflation levels, trade tensions, tariff arrangements and wars in Europe and in the Middle East. Uncertainties regarding interest rate levels, political events, geopolitical conflicts and the possibility of a national or global recession have also contributed to market volatility.
Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s returns. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
•Cybersecurity Risk. With the widespread use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
•Growth Investing Risk. Over time, a growth-oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles. Stocks of companies the Adviser believes are fast-growing may trade at a higher multiple of current earnings than other stocks. If the Adviser’s assessment of a company’s prospects for earnings growth, or how other investors will value the company’s earnings growth, is incorrect, the price of the stock may fall or may never reach the value the Adviser has placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market and growth stocks may fall out of favor with investors for extended periods of time.
•Value Investing Risk. Value investing entails certain risks, including that if the market does not recognize that a certain security is undervalued, the prices of that security might not appreciate as expected. A value approach could also result in fewer investments that increase rapidly during times of market gains and could cause the Fund to underperform funds that use a growth or non-value approach to investing.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.
•Large Capitalization Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger capitalization companies also may not be able to attain the high growth rates of successful smaller companies. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized capitalization companies.
•Sector Emphasis Risk. The Fund may, from time to time, be more heavily invested in particular sectors, and the value of its Shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of sectors.
◦Information Technology Sector Risk. Market or other factors affecting information technology companies and companies that rely heavily on technological advances could have a significant impact on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is especially vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, and competition from foreign competitors with lower production costs.
•Foreign Investment Risk. The Fund may invest in foreign issuers including foreign companies traded on U.S. exchanges and ADRs as well as other ETFs and investment companies with foreign market exposure. Changes in foreign economies and political climates are more likely to affect the Fund than a fund that invests exclusively in U.S. companies. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. The Fund may invest in emerging market countries, which can involve higher degrees of risk as compared with developed economies.
•ADR Risk. ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.
•Derivatives Risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, or other reference obligation. The primary type of derivatives in which the Fund invests are covered call options contracts. The market price of the call will, in most instances, move in conjunction with the price of the underlying equity security. However, if the security rises in value and the call is exercised, the Fund may not participate fully in the market appreciation of the security, which may negatively affect the Fund’s return. The Fund’s writing of covered call options is also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. While the Adviser expects to only use covered call options as part of the Fund’s principal investment strategy, for which the Fund’s potential future payment obligation is covered by shares the Fund already owns, the Fund is subject to other risks associated with options such as liquidity risk, valuation risk, interest rate risk and counterparty credit risk. A small position in option contracts could have a potentially large impact on the Fund’s performance.
•Other Investment Companies and ETFs Risk. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. You will indirectly bear fees and expenses charged by underlying investment companies or ETFs in addition to the Fund’s direct fees and expenses. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the underlying investment company or ETF shares. The Fund also will incur brokerage costs when it purchases and sells ETFs. ETFs may trade at a discount or premium to net asset value.
•Management Risk. As an actively managed fund, the performance of the Fund will depend on whether or not the Adviser is successful in pursuing the Fund’s investment strategies.
•Newer Fund Risk. The Fund has a limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision.
•Newer Adviser Risk. The Adviser is a recently registered investment adviser. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. In addition, cash redemptions may incur higher brokerage costs than in-kind redemptions, and these added costs may be borne by the Fund and negatively impact Fund performance.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on Nasdaq Stock Market, LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
•Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s control, including instances at third parties. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
•REIT Risk. A REIT’s share price may decline because of adverse developments affecting the real estate industry, including changes in interest rates. The returns from REITs may trail returns from the overall market. The Fund’s investments in REITs may be subject to special tax rules, or a particular REIT may fail to qualify for the favorable federal income tax treatment applicable to REITs, the effect of which may have adverse tax consequences for the Fund and its shareholders.
PERFORMANCE INFORMATION
The Fund does not have a performance history for a full calendar year as of the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is also available on the Fund’s website at www.swp-invest.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
INVESTMENT ADVISER
SWP Investment Management, LLC serves as the investment adviser for the Fund.
PORTFOLIO MANAGERS
The Fund is managed by Nathan Fischer, Chief Investment Officer of the Adviser, Mark Tepper, Portfolio Manager of the Adviser, Robert Lambert, Portfolio Manager of the Adviser and Matthew Geary, Portfolio Manager of the Adviser. Mr. Fischer, Mr. Tepper, Mr. Lambert, and Mr. Geary have each served as a portfolio manager of the Fund since the Fund’s inception in 2024.
PURCHASE AND SALE OF SHARES
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market

(the “bid-ask spread”). Information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.swp-invest.com.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your financial advisor to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your financial advisor or visit the Intermediary’s website for more information.